CIRCOR INTERNATIONAL, INC. 30 CORPORATE DRIVE, SUITE 200 BURLINGTON, MA 01803 781-270-1200 WWW.CIRCOR.COM

Exhibit 99.1
Press Release

CIRCOR Names Vincent Sandoval President of CIRCOR Aerospace & Defense
Former TransDigm and Parker-Hannifin Leader Brings Strong Global Industry, Operations and General Management Experience
BURLINGTON, Mass.- March 6, 2014-CIRCOR International, Inc. (NYSE: CIR), a leading provider of valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense, today announced that Vincent Sandoval will join the Company as Group President-CIRCOR Aerospace & Defense effective March 19, 2014. Mr. Sandoval currently is the President of TransDigm Group, Inc.’s Semco Instruments subsidiary, which designs and manufactures sensors and harnesses for use on various commercial and military airframe and engine platforms. Prior to joining TransDigm in 2010, Mr. Sandoval served 20 years in positions of increasing responsibility with Parker-Hannifin Corporation. He replaces Michael Dill who is leaving the Company to pursue other opportunities.
“I’m excited to welcome Vince to CIRCOR,” said President and CEO Scott Buckhout. “Vince has a proven track record of improving the operational performance and organic growth of global businesses under his command. I am confident that he is the right person to take the reins at CIRCOR Aerospace & Defense, as we continue to pursue our goal of improving operating margins, improving customer relationships and leveraging our existing businesses in this key segment.”
“I also would like to thank Michael Dill for his years of dedicated service to CIRCOR and wish him well in his future endeavors,” concluded Buckhout.
Sandoval said, “In joining CIRCOR, I see a tremendous opportunity to leverage my aerospace experience and expertise in building upon a strong foundation to drive improved operating results. CIRCOR Aerospace & Defense produces equipment on a number of exciting platforms with key customers that I believe we can leverage into significant additional growth. I also look forward to working with the entire CIRCOR team to execute on the Company’s growth and operations strategy.”
About CIRCOR International, Inc.
CIRCOR International, Inc. designs, manufactures and markets valves and other highly engineered products for markets including oil & gas, power generation and aerospace & defense. With more than 7,000 customers in over 100 countries, CIRCOR has a diversified product portfolio with recognized, market-leading brands that fulfill its customers’ unique application needs. The Company’s strategy is to grow organically and through complementary acquisitions; simplify CIRCOR’s operations; achieve world class operational excellence; and attract and retain top industry talent. For more information, visit the Company’s investor relations web site at http://investors.circor.com
Safe Harbor Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Reliance should not be placed on forward-looking statements because they involve unknown risks, uncertainties and other factors, which are, in some cases, beyond the control of CIRCOR. Any statements in this press release that are not statements of historical fact are forward-looking statements, including, but not limited to, those relating to CIRCOR’s future performance. Actual events, performance or results could differ materially from the anticipated events, performance or results expressed or implied by such forward-looking statements. BEFORE MAKING ANY INVESTMENT DECISIONS REGARDING OUR COMPANY, WE STRONGLY ADVISE YOU TO READ THE SECTION ENTITLED "RISK FACTORS" IN OUR MOST RECENT ANNUAL REPORT ON FORM 10-K AND SUBSEQUENT REPORTS ON FORMS 10-Q, WHICH CAN BE ACCESSED UNDER THE

"INVESTORS" LINK OF OUR WEBSITE AT WWW.CIRCOR.COM. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.
Contact:
CIRCOR International
Rajeev Bhalla, 781-270-1200
Executive Vice President & Chief Financial Officer